EXHIBIT 99.2

WAIVER NO. 3

WAIVER NO. 3 (this “Waiver”) dated as of November 7, 2003, under the $300,000,000 Credit Agreement dated as of April 20, 2001 (as heretofore amended, the “Credit Agreement”) among KINDRED HEALTHCARE OPERATING, INC. (formerly named Vencor Operating, Inc.) (the “Borrower”), KINDRED HEALTHCARE, INC. (formerly named Vencor, Inc.) (“Kindred”), the LENDERS party thereto and JPMORGAN CHASE BANK (formerly The Chase Manhattan Bank, successor-by-merger to Morgan Guaranty Trust Company of New York), as Administrative Agent and Collateral Agent.

W I T N E S S E T H:

WHEREAS, the Borrower has informed the Agents and the Lenders that (a) the Borrower and Kindred have entered into an Agreement for Sale of Real Estate and Master Lease Amendments dated as of November 5, 2003 (the “Ventas Agreement”) with Ventas Realty, Limited Partnership (“Ventas Realty”) pursuant to which agreement the Borrower and Kindred have agreed, subject to certain conditions, to purchase on or before December 29, 2003 (the “Ventas Facilities Purchase”) from Ventas Realty or its affiliates the Healthcare Facilities listed on Schedule A hereto (the “Ventas Facilities”) for aggregate consideration (the “Ventas Facilities Purchase Consideration”) comprising a cash payment of approximately $79,000,000 and a lease termination fee of approximately $6,000,000, all as more fully set forth in the Ventas Agreement, (b) the Borrower proposes to effect the purchase of the Ventas Facilities through the Borrower or one or more Restricted Subsidiaries (the Borrower or any such Restricted Subsidiary, a “Purchaser”) and (c) the Borrower, Kindred and Ventas Realty will enter into lease amendment agreements (the “Proposed Master Lease Amendments”) with respect to the Master Lease Agreements pursuant to which the Ventas Facilities are currently leased by the Borrower to provide for, among other things, the regrouping of facilities for purposes of exercising renewal options under the Master Lease Agreements, all also as more fully set forth in the Ventas Agreement; and

WHEREAS, the Borrower has also informed the Agents and the Lenders that, following the consummation of the Ventas Facilities Purchase, (a) the Borrower intends to pursue (i) a sale of the Ventas Facilities to one or more Persons (other than Kindred or any direct or indirect Subsidiary of the Borrower), which sales may be effected by means of a sale of the Borrower’s Equity Interests in the Restricted Subsidiaries that then own such facilities (any such sale, a “Proposed Ventas Facility Sale”), (ii) a sale of the personal property, inventory and certain other operating assets associated with each Ventas Facility (any such sale, a “Proposed Personal Property Sale”) and (iii) a sale of the Accounts relating to each Ventas Facility (any such sale, a “Proposed Accounts Sale”), with the intention (but no requirement being established hereby) of consummating transactions of the type described in the preceding provisions of this paragraph with respect to all Ventas Facilities by June 30, 2004 and for aggregate cash consideration of not less than $30,000,000 and (b) the Borrower, pending the sale of a Ventas Facility, (x) may enter into an interim lease (any such lease, a “Proposed Interim Lease”) of such facility on commercially reasonable terms (including rental payment terms) and (y) in connection with the entry into such Proposed Interim Lease, may effect the Proposed Personal Property Sale and Proposed Accounts Sale with respect to such Ventas Facility;

NOW, THEREFORE, the parties hereto agree as follows:

SECTION 1. Defined Terms. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement.

SECTION 2. Mandatory Prepayment of Notes. The Required Lenders hereby agree that, notwithstanding anything in Section 2.06(a), clause (iii) of Section 7.03(d) or Section 7.06 of the Credit Agreement or Section 5(j) of the Security Agreement to the contrary, neither the Borrower nor any Restricted Subsidiary shall be required to deposit any Net Cash Proceeds of (or otherwise attributable to) any Proposed Personal Property Sale, Proposed Accounts Sale or Proposed Interim Lease in a Collateral Account or with the Exit Facility Collateral Agent.

SECTION 3. Future Assets to be Added to Collateral. The Required Lenders hereby waive compliance by the Borrower with the provisions of Section 5.09(b) of the Credit Agreement to the extent (but solely to the extent) that such provisions would require the Borrower or any Restricted Subsidiary, upon consummation of the Ventas Facilities Purchase, to cause one or more of the Ventas Facilities to be added to the Collateral; provided that if a Proposed Ventas Facility Sale is not consummated by September 30, 2004 with respect to a Ventas Facility, then the Borrower shall, and shall cause each applicable Purchaser to, execute and deliver with respect to such Ventas Facility, a mortgage or similar instrument, lenders’ title insurance policy (or substitution lenders’ title insurance policy), fixture filing and local counsel opinion as reasonably requested by the Administrative Agent or the Collateral Agent, together with evidence, in form and substance reasonably satisfactory to the Administrative Agent and the Collateral Agent, that any ground lessor consent required to give effect to any transaction contemplated by this proviso has been obtained and that any documentary or other

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tax or charge and title insurance premium payable in connection with any transaction contemplated by this proviso has been paid.

SECTION 4. Consolidations, Mergers and Asset Sales. (a) The Required Lenders agree that any Proposed Ventas Facility Sale and Proposed Interim Lease, and any related Proposed Personal Property Sale and Proposed Accounts Sale, shall be deemed to have been made with the consent of the Required Lenders pursuant to Section 7.03(a)(iii)(C) of the Credit Agreement and for purposes of Section 5(j) of the Security Agreement, subject only, in the case of a Proposed Interim Lease, to conformity with the requirements set forth in the recitals hereto. For the sake of clarity, it is understood and agreed that, except as expressly waived by Section 2 hereof, the requirements of clauses (i), (ii) and (iii) of Section 7.03(d) of the Credit Agreement remain applicable to any Proposed Ventas Facility Sale, Proposed Personal Property Sale and Proposed Accounts Sale.

(b) The Required Lenders hereby waive compliance by the Borrower with the provisions of Section 7.03(d) of the Credit Agreement to the extent (but only to the extent) necessary to permit the Borrower and the Purchasers to enter into and consummate any Proposed Interim Lease in conformity with the requirements set forth in the recitals hereto.

SECTION 5. Limitations on Acquisitions and Investments. The Required Lenders hereby (a) waive compliance by the Borrower with the provisions of Section 7.08 of the Credit Agreement to the extent (but only to the extent) necessary to permit the consummation of the Ventas Facilities Purchase, (b) agree that no portion of the basket provided for in Section 7.08(b)(ii) of the Credit Agreement shall be deemed to be utilized by the payment of the Ventas Facilities Purchase Consideration and (c) agree that, for all other purposes of the Credit Agreement, the Ventas Facilities Purchase shall be deemed to have been made pursuant to, and in accordance with, Section 7.08(b) of the Credit Agreement; provided that at the time of, and immediately after giving effect to, the Ventas Facilities Purchase, no Default shall have occurred and be continuing.

SECTION 6. No Modification of Certain Documents Without Consent. The Required Lenders hereby waive compliance by the Borrower and Kindred with the provisions of Section 7.12(c) of the Credit Agreement to the extent (but only to the extent) necessary to permit the Proposed Master Lease Amendments.

SECTION 7. Release of Liens. The Borrower and the Required Lenders hereby agree that:

(a) contemporaneously with the closing of each Proposed Ventas Facility Sale, pursuant to Section 7.02 of each applicable Mortgage, each Ventas

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Facility included in such sale shall be deemed to have been automatically released from the Lien of such Mortgage; provided that such release shall not extend to any cash or other proceeds received by the Borrower or any of its Restricted Subsidiaries in connection with the consummation of any such transaction;

(b) contemporaneously with the closing of each Proposed Personal Property Sale and each Proposed Accounts Sale, pursuant to Section 2.10 of the Credit Agreement and Section 5(j) and Section 18 of the Security Agreement, the property sold pursuant to such Proposed Personal Property Sale and the Accounts sold pursuant to such Proposed Accounts Sale shall, in each case, be deemed to have been automatically released from the Security Interests of the Security Agreement; provided that such releases shall not extend to any cash or other proceeds received by the Borrower or any of its Restricted Subsidiaries in connection with the consummation of any such transaction; and

(c) the Administrative Agent and the Collateral Agent are authorized and directed to (i) execute and deliver all release documents reasonably requested and which are reasonably satisfactory to it to evidence any such release (without the requirement of consent from any Lender) and (ii) execute and deliver any consents, agreements or other instruments requested and which are reasonably satisfactory to it to give effect to or otherwise related to the Ventas Facilities Purchase and the Proposed Master Lease Amendments (without the requirement of consent from any Lender), in each case, all at the Borrower’s sole cost and expense.

SECTION 8. Notifications. The Borrower hereby agrees to notify the Administrative Agent, promptly upon the occurrence thereof, of the consummation of (a) the Ventas Facilities Purchase, (b) any Proposed Interim Lease and (c) any Proposed Ventas Facility Sale.

SECTION 9. Representations Correct; No Default. Kindred and the Borrower each represents and warrants that (i) the representations and warranties contained in the Financing Documents are true as though made on and as of the date hereof and will be true on and as of the Waiver Effective Date (as defined below) as though made on and as of such date and (ii) no Default has occurred and is continuing on the date hereof and no Default will occur or be continuing on the Waiver Effective Date.

SECTION 10. Counterparts; Effectiveness. (a) This Waiver may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

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(b) This Waiver shall become effective as of the date hereof on the date (the “Waiver Effective Date”) when the Administrative Agent shall have received duly executed counterparts hereof signed by Kindred, the Borrower and the Required Lenders (or, in the case of any Lender as to which an executed counterpart shall not have been received, the Administrative Agent shall have received facsimile or other written confirmation from such party of execution of a counterpart hereof by such Lender).

(c) No later than the first Business Day after the Fee Determination Date (as defined below), the Borrower shall pay the Administrative Agent, in immediately available funds for the account of each Lender that has evidenced its agreement hereto as provided in clause (b) by 5:00 P.M. (New York City time) on the later of (i) November 20, 2003 and (ii) the date the Administrative Agent issues a notice to the Lenders saying this Waiver has become effective (such later date, the “Fee Determination Date”), a waiver fee in an amount equal to 0.25% of the aggregate outstanding principal amount of such Lender’s Loans (as outstanding on the opening of business on the date of this Waiver).

(d) Except as expressly set forth herein, the waivers contained herein shall not constitute a waiver of any term or condition of the Credit Agreement or any other Financing Document, and all such terms and conditions shall remain in full force and effect and are hereby ratified and confirmed in all respects.

SECTION 11. Governing Law. THIS WAIVER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed by their respective authorized officers as of the day and year first above written.

KINDRED HEALTHCARE OPERATING, INC.

By:	/s/ Richard A. Lechleiter

Name: Richard A. Lechleiter
Title: Senior Vice President, Chief Financial Officer and Treasurer

KINDRED HEALTHCARE, INC.

By:	/s/ Richard A. Lechleiter

Name: Richard A. Lechleiter
Title: Senior Vice President, Chief Financial Officer and Treasurer

JPMORGAN CHASE BANK, as
Administrative Agent and as Lender

By:	/s/ James S. Ely

Name: James S. Ely
Title: Managing Director

Van Kampen Senior Income Trust

By:	Van Kampen Investment Advisory Corp.

By:	/s/ Brad Langs

Name: Brad Langs
Title: Executive Director

Van Kampen Senior Loan Fund

By:	Van Kampen Investment Advisory Corp.

By:	/s/ Brad Langs

Name: Brad Langs
Title: Executive Director

Bank of Montreal

By:	/s/ Sadhana Valia

Name: Sadhana Valia
Title: Managing Director

Credit Suisse First Boston International

By:	/s/ Martin Crabtree

Name: Martin Crabtree
Title: Vice President, Operations

Avalon Capital Ltd.

By:	Invesco Senior Secured Management, Inc. As Portfolio Advisor

By:	/s/ Thomas H. B. Ewald

Name: Thomas H. B. Ewald
Title: Authorized Signatory

Avalon Capital Ltd. 2

By:	Invesco Senior Secured Management, Inc. As Portfolio Advisor

By:	/s/ Thomas H. B. Ewald

Name: Thomas H. B. Ewald
Title: Authorized Signatory

Charter View Portfolio

By:	Invesco Senior Secured Management, Inc. As Investment Advisor

By:	/s/ Thomas H. B. Ewald

Name: Thomas H. B. Ewald
Title: Authorized Signatory

Diversified Credit Portfolio Ltd.

By:	Invesco Senior Secured Management, Inc. As Investment Advisor

By:	/s/ Thomas H. B. Ewald

Name: Thomas H. B. Ewald
Title: Authorized Signatory

AIM FLOATING RATE FUND

By:	Invesco Senior Secured Management, Inc. As Sub-Advisor

By:	/s/ Thomas H. B. Ewald

Name: Thomas H. B. Ewald
Title: Authorized Signatory

SEQUILS-LIBERTY, LTD.

By:	Invesco Senior Secured Management, Inc. As Collateral Manager

	By:	/s/ Thomas H.B. Ewald

Name: Thomas H.B. Ewald
Title: Authorized Signatory

SARATOGA CLO I, LIMITED

By:	Invesco Senior Secured Management, Inc. As Asset Manager

	By:	/s/ Thomas H.B. Ewald

Name: Thomas H.B. Ewald
Title: Authorized Signatory

CERES II FINANCE LTD.

By:	Patriarch Partners IX, LLC, its Managing Agent

	By:	/s/ Lynn Tilton

Name: Lynn Tilton
Title: Manager

FOOTHILL INCOME TRUST II LP

By:	FIT II GP, LLC, its General Partner

	By:	/s/ Marshall Stearns

Name: Marshall Stearns
Title: Managing Member

LCN I LIMITED PARTNERSHIP

By:	Lyon Capital Management, LLC As Collateral Manager

	By:	/s/ Farboud Tavangar

Name: Farboud Tavangar
Title: Senior Portfolio Manager

GOLDEN TREE LOAN OPPORTUNITIES II, LIMITED

By:	Golden Tree Asset Management, LP

	By:	/s/ Frederick S. Haddad

Name: Frederick S. Haddad
Title: Portfolio Manager

GOLDEN TREE LOAN OPPORTUNITIES I, LIMITED

By:	Golden Tree Asset Management, LP

	By:	/s/ Frederick S. Haddad

Name: Frederick S. Haddad
Title: Portfolio Manager

SCHEDULE A

Kindred Hospital Minnesota

Golden Valley, MN

Master Lease Agreement No. 1

Kindred Hospital Metro Detroit

Detroit, MI

Master Lease Agreement No. 2

Lexington Center for Health & Rehab

Lexington, KY

Master Lease Agreement No. 1

Briarwood Health Care Nursing Center

Needham, MA

Master Lease Agreement No. 1

West Roxbury Manor

West Roxbury, MA

Master Lease Agreement No. 1

Hamilton Rehab & Healthcare Center

Norwich, CT

Master Lease Agreement No. 2

Family Heritage Med. & Rehab Center

Wisconsin Rapids, WI

Master Lease Agreement No. 1

Homestead Health Center

Stamford, CT

Master Lease Agreement No. 2

Star of David Nursing & Rehab/Alzheimer’s Center

West Roxbury, MA

Master Lease Agreement No. 4

Westridge Healthcare Center

Marlborough, MA

CMBS Master Lease